Risks - Foreign Currency Sensitivity Narrative (Detail) - EUR (€) € in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Foreign Currency Narrative [Line Items]
Revenue derived from sales in currency different from euro	35.00%	35.00%	29.00%
Decrease in net result with change in USD rate	10.00%
Rate for amount in EUR	€ 1
USD rate increase/decrease by	10.00%
Net result would be higher	€ 1,200
Net result would be lower	1,000
Hedges in GBP	1,350
Hedges in JPY	€ 160,000